Exhibit 31

                            FORM 10-QSB CERTIFICATION

         I, Stephen D. Wilson, certify that:

         1. I have reviewed this quarterly report on Form 10-QSB of California Clean Air, Inc. for the quarter ending June 30, 2004;

         2. Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of California Clean Air, Inc. as of, and for, the periods presented in this report;

         4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for California Clean Air, Inc. and have:

         A. Designed such disclosure controls and procedures to ensure that material information relating to California Clean Air, Inc., including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

         B. Designed such internal controls over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         C. Evaluated the effectiveness of California Clean Air, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         D. Disclosed in this report any change in California Clean Air, Inc.'s internal controls over financial reporting that occurred during California Clean Air, Inc.'s most recent fiscal quarter that has materially affected or is reasonably likely to materially affect, California Clean Air, Inc.'s internal control over financial reporting.

         5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to California Clean Air, Inc.'s auditors and the audit committee of California Clean Air, Inc.'s board of directors:

         A. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect California Clean Air, Inc.'s ability to record, process, summarize and report financial information; and

         B. Any fraud, whether or not material, that involves management or other employees who have a significant role in California Clean Air, Inc.'s internal control over financial reporting.


         Date:   August 13, 2004    /s/ STEPHEN D. WILSON
                                    ---------------------
                                    Stephen D. Wilson
                                    Title: President, Chief Executive Officer,
                                           Chief Financial Officer, Secretary,
                                           Director